UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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(Name of Registrant as Specified In Its Charter)

The New America High Income Fund, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street
Boston, Massachusetts 02109

February 28, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation, to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 27, 2006 at 10:30 a.m. local time.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch-tone telephone. Please act promptly to assure that your shares are represented at the Annual Meeting.

Sincerely,

Robert F. Birch
President

IMPORTANT

Please give all of this information your careful attention. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to promptly complete, sign and return the enclosed proxy card as soon as possible. Certain holders of the common stock may also vote their shares via the Internet or by telephone as discussed in the proxy statement. Returning a signed proxy card or authorizing a proxy by telephone or over the Internet to vote your shares will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting, but your presence (without further action) at the Annual Meeting will not in itself constitute a revocation of a previously delivered proxy.

THE NEW AMERICA HIGH INCOME FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, April 27, 2006

To the stockholders of The New America High Income Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 27, 2006 at 10:30 a.m. local time, for the following purposes:

1.  To elect six Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the ATP voting together as a single class, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

2.  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The matters referred to above may be acted upon at the Annual Meeting or any adjournment thereof.

The close of business on Wednesday, February 15, 2006, is the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY CARD. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE BLUE PROXY CARD. CERTAIN HOLDERS OF COMMON STOCK MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

By Order of the Board of Directors

Richard E. Floor
Secretary

February 28, 2006
Boston, Massachusetts

THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street
Boston, Massachusetts 02109
(617) 263-6400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 27, 2006

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's 2006 annual meeting of stockholders (the "Annual Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 27, 2006 at 10:30 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated February 28, 2006.

This proxy statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about February 28, 2006. The Board of Directors has fixed the close of business on Wednesday, February 15, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 94,324,989 shares of the Fund's common stock, par value $.01 per share (the "Common Stock"), were issued and outstanding and 5,200 shares of the Fund's Auction Term Preferred Stock (the "ATP" or "Preferred Stock"), par value $1.00 per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 1,400 shares of ATP Series A, 1,000 shares of ATP Series B, 1,800 shares of ATP Series C and 1,000 shares of ATP Series D. Each outstanding share of the Common Stock and each outstanding share of the ATP is entitled to one vote on each matter submitted to stockholders at the Annual Meeting of the relevant class or classes as described below.

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Please note that stockholders who hold their shares in "street name" (that is, through a broker, bank, or other nominee) will need to bring a copy of a brokerage statement reflecting the stockholder's stock ownership as of the record date.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or, for certain holders of the Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the election of the applicable nominees named herein as Directors of the Fund and in the discretion of the persons named as proxies in connection with all other matters which may properly come before the Annual Meeting or any adjournment thereof.

Holders of the Common Stock who tender proxies by mail should sign and return the white proxy card. Holders of the ATP should sign and return the yellow proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of the Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll-free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of the Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes American Stock Transfer & Trust Company ("AST"), which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

The presence, in person or by proxy, of stockholders of the Fund entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of determining the existence of a quorum but will be disregarded in determining the "votes cast" for the proposal. A stockholder may revoke his or her proxy prior to its use by attending the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy. In addition, holders of the Common Stock, who may vote by telephone or over the Internet, may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Holders of the Common Stock who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

If shares of the ATP are registered in the name of a New York Stock Exchange ("NYSE") member or the name of the member's nominee on behalf of the shares' beneficial owner, the member will request voting instructions with respect to the shares from the beneficial owner. If the member does not receive voting instructions for those shares in a timely manner, and certain other conditions are met, the member may vote the shares in the same proportion as the member votes shares of the ATP for which beneficial holders have provided voting instructions.

In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this proxy statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone, by telegraph or in person. The Fund has also retained a proxy solicitor, The Altman Group, Inc. ("Altman"), to assist in the solicitation of proxies. Pursuant to this arrangement, Altman has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposal described in this proxy statement. The costs of retaining Altman, which will be fully borne by the Fund, are not expected to exceed $10,000. The costs of proxy solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures will be paid by the Fund.

Each stockholder entitled to notice of and to vote at the Annual Meeting has been sent a copy of the Annual Report of the Fund for the year ended December 31, 2005, including financial statements, either with this proxy statement or under separate cover. If you did not receive the Annual Report or if you would like to request another copy, you may call the Fund collect at (617) 263-6400.

THE INVESTMENT ADVISER
AND ADMINISTRATIVE SERVICES

T. Rowe Price Associates, Inc., with its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the investment adviser to the Fund since December 2, 2002. Since February 1992, the Fund has engaged Ellen E. Terry to perform administrative services, and has engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

PROPOSAL ONE
ELECTION OF DIRECTORS

The stockholders of the Fund are being asked to elect the six nominees listed below as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The six nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose, all holders of all series of the ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other four nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast of the relevant class or classes is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

The Board of Directors recommends that stockholders vote FOR the election of the six nominees to the Fund's Board of Directors.

The nominees for election to the Board of Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), are as follows:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships

Preferred Stock Nominees

Joseph L. Bower Date of Birth: 9/21/38	Director since 1988	Professor, Harvard Business School since 1963–as Donald K. David Professor of Business Administration since 1986, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, and currently, Chair of the General Manager Program.	Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Loews Corporation (a conglomerate), and Brown Shoe Company, Inc., and Trustee of TH Lee-Putnam Emerging Opportunities Portfolio.

Bernard J. Korman Date of Birth: 10/13/31	Director since 1987	Chairman of the Board of Directors and CEO of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research).	Director of Omega Healthcare Investors, Inc. (real estate investment trust), Medical Nutrition USA, Inc. (develops and distributes nutritional products), and Nutramax Products, Inc. (a consumer healthcare products company).

Common Stock and
Preferred Stock Nominees

Ernest E. Monrad Date of Birth: 5/30/30	Director since 1988*	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director since 1981 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc., and Director of Northeast Management & Research Company, Inc.

Marguerite Piret Date of Birth: 5/10/48	Director since 2005	President and Chief Executive Officer of Newbury, Piret & Company, Inc. (an investment bank).	Trustee of Pioneer Funds (91 funds).

  (1)  The Fund is not part of any fund complex.

  *  Includes service as Director Emeritus from April 2005 until July 2005.

The nominees for election to the Board of Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act are as follows:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships

Common Stock and
Preferred Stock Nominees

Robert F. Birch* Date of Birth: 3/12/36	Director and President since 1992	Mutual fund director.	Director of Hyperion Funds (5 funds), and Director of the Brandywine Funds (3 funds).

Richard E. Floor* Date of Birth: 8/3/40	Director and Secretary since 1987	Partner through his professional corporation with the law firm of Goodwin Procter LLP, Boston, Massachusetts.	Director of Affiliated Managers Group, Inc.

  *  Messrs. Birch and Floor are deemed to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act because, in the case of Mr. Birch, he is the President of the Fund and, in the case of Mr. Floor, he is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin Procter LLP, counsel to the Fund.

  (1)  The Fund is not part of any fund complex.

The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. Each Director holds office until the Director's successor is duly elected and qualified, until the Director's death or until the Director's resignation or removal.

Executive Officer

Ellen E. Terry (date of birth 04/09/59), Vice President and Treasurer of the Fund since February 18, 1992 and Chief Compliance Officer since 2004, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

Security Ownership of Management

The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors and officers at December 31, 2005, based on information provided to the Fund by the Directors and officers. No officer or Director of the Fund owns shares of the Fund's ATP. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated. The table also presents the stock-based holdings of First Trust Portfolios L.P., as of February 15, 2006, the person believed by the Fund to be a beneficial owner of more than 5% of the Fund's outstanding Common Stock. First Trust Portfolios L.P.'s stock ownership is based on certain filings made under Section 13 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the ATP as of February 15, 2006.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Beneficially Owned
Directors and Officers:
Joseph L. Bower	26,667		*
Bernard J. Korman	1,042,164	(1)	1.1%
Ernest E. Monrad	606,379	(2)	*
Marguerite Piret	16,504		*
Robert F. Birch	128,977	(3)	*
Richard F. Floor	253,615		*
Ellen E. Terry	30,837		*
All executive officers and directors as a group	2,105,143		2.1%
Beneficial Owner:
First Trust Portfolios L.P.	10,202,464	(4)	10.8%

  *  Less than 1%

  (1)  Includes 277,685 shares owned by Mr. Korman's spouse.

  (2)  Includes 217,365 shares owned by Mr. Monrad's spouse and 9,827 shares held by Mr. Monrad as a fiduciary for unrelated persons. Mr. Monrad disclaims beneficial ownership of the shares he holds as a fiduciary for unrelated persons.

  (3)  Includes 29,334 shares held by a family limited partnership. Mr. Birch has shared voting and investment power with respect to these shares.

  (4)  Based on information set forth in Schedule 13G filed with the Securities and Exchange Commission on June 10, 2005.

Committees of the Board of Directors and Meetings

During fiscal year 2005, there were five meetings of the Board of Directors, with each Board member attending 75% or more of the meetings held by the Board. The Board of Directors has established two ongoing committees—the Audit and Nominating Committee (formerly the Audit Committee) and the Compensation Committee. The functions and other information about these committees are summarized below.

The Board expects that Directors will ordinarily attend in person all annual and special meetings of the Fund's stockholders other than adjourned meetings and if unable to attend in person, will participate by other means, if practical. In recognition of this policy, the Board of Directors typically schedules its second regular quarterly meeting each year to coincide with the annual meeting of stockholders. Each Director attended the 2005 Annual Meeting of Stockholders held on April 28, 2005.

Audit and Nominating Committee

The Audit and Nominating Committee, which consists of all independent Directors:

•  oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers;

•  oversees the quality and integrity of the Fund's financial statements and the independent audit thereof;

•  oversees, or, as appropriate, assists Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

•  approves prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditors and the audit partner in charge of leading the audit;

•  acts as a liaison between the Fund's independent auditors and the full Board;

•  supervises the nomination and election of directors of the Fund; and

•  reviews on a periodic basis the governance structures and procedures of the Fund.

The Audit and Nominating Committee acts pursuant to a written Audit and Nominating Committee Charter, which was provided as Appendix A to the 2004 Proxy Statement. The charter is available on the Fund's website at www.newamerica-hyb.com under Corporate Governance. The Audit and Nominating Committee is presently comprised of Messrs. Korman and Monrad, Ms. Piret and Professor Bower, each of whom is "independent" as defined in the applicable NYSE listing standards. The Board has determined that Ms. Piret qualifies as an "audit committee financial expert" under the Exchange Act. The Audit and Nominating Committee met five times during 2005, with all then Committee members attending each meeting.

Selection and Evaluation of Director Candidates. The Audit and Nominating Committee will, when a vacancy on the Board exists or is anticipated, consider any candidate for Director recommended by a stockholder if (a) the recommendation contains sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications and (b) the recommendation is submitted in accordance with applicable procedural requirements set forth in the Fund's By-laws.

The Audit and Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Audit and Nominating Committee to recommend that individual for nomination as a Director. In seeking candidates to consider for nomination to fill a vacancy on the Board, the Audit and Nominating Committee expects to seek referrals from a variety of sources, including current Directors, management of the Fund and counsel to the Fund. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. In evaluating candidates for a position on the Board, the Audit and Nominating Committee considers a variety of factors, including, as appropriate: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Director for purposes of the 1940 Act, the candidate's independence from Fund service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; (viii) the candidate's age relative to the Fund's age limitation on nominations and (ix) such other factors as the Audit and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions, e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws. Prior to making a final recommendation to the Board, the Audit and Nominating Committee conducts personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by stockholders will be evaluated in the same manner.

Candidates Recommended by Stockholders. Stockholder wishing to submit a nomination for director at an annual or special meeting of stockholders must provide a "timely" notice (as defined in the Fund's By-laws) in writing to the Secretary of the Fund, at The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. To nominate directors for election at an annual meeting, the stockholder's notice, to be timely, must be received by the Secretary (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the 90th day prior to the date of the annual meeting. In the event that, during the prior year the Fund did not hold an annual meeting or the date of the annual meeting changed by more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), the stockholder's notice must be received by the Secretary (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. With respect to election of directors at a special meeting of stockholders, such notice, to be timely, must be received by the Secretary of the Fund by the close of business on the later of (i) the 90th day prior to such special meeting or (ii) the 10th day following the day on which public announcement of the date of such special meeting is first made.

A stockholder's notice proposing a director nominee must specify:

•  as to each stockholder giving the notice:

  —  the name and address; and

  —  the class and number of shares of the Fund that are beneficially owned by the stockholder; and

•  as to each person whom the stockholder proposes to nominate for election as a director:

  —  the name, age, business address and residence address of the person;

  —  the principal occupation or employment of the person;

  —  the class and number of shares of stock of the Fund that are beneficially owned by the person; and

  —  any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended.

The Fund may also require any proposed nominee to furnish such other information as may reasonably be required by the Fund to determine the eligibility of such proposed nominee to serve as a director of the Fund. The chairman of a meeting of stockholders may disregard a stockholder's nomination that failed to comply with these procedures.

Compensation Committee

The Board's Compensation Committee is responsible for monitoring and revising as appropriate the compensation of Fund employees, subject to review by the Board as a whole. Ms. Terry's compensation as the Fund's Chief Compliance Officer is subject to separate approval by the independent Directors. During fiscal 2005, the Compensation Committee, which is comprised of Messrs. Monrad and Floor, met two times with each member attending. As described above, Mr. Floor is an "interested person" of the Fund.

Communications with the Board

Stockholders wishing to communicate with the Board may do so by sending a written communication to any Director at the following address: The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109. Any stockholder communication so received will be promptly forwarded to the Director(s) to whom it is addressed.

Independent Public Accountants and Fees

Upon the recommendation of the Audit and Nominating Committee, the Board of Directors has selected Tait, Weller & Baker LLP ("Tait, Weller") as independent public accountants for the Fund for the year ending December 31, 2006. Since October 25, 2005, Tait, Weller has acted as the Fund's independent public accountants, succeeding KPMG LLP ("KPMG"), the Fund's former auditors. The services provided by Tait, Weller consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Representatives of Tait, Weller are not expected to be represented at the Annual Meeting, but a representative of Tait, Weller is expected to be available via telephone during the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For the period October 25, 2005 though the end of fiscal 2005, Tait, Weller did not bill any audit fees to the Fund. For the period January 1, 2005 through October 24, 2005 and fiscal 2004, the aggregate fees billed by KPMG for audit of the Fund's annual financial statements and review of the semi-annual financial statements totaled $50,500 and $50,000, respectively.

Audit-Related Fees. For the period October 25, 2005 though the end of fiscal 2005, Tait, Weller did not bill any audit-related fees to the Fund. For the period January 1, 2005 through October 24, 2005 and fiscal 2004, KPMG billed $4,000 and $15,000, respectively, for assurance and related services that are reasonably related to the performance of the audit and review of the Fund's financial statements, including annual agreed upon procedures related to requirements of the Fund's articles supplementary.

Tax Fees. For the period October 25, 2005 though the end of fiscal 2005, Tait, Weller did not bill any tax fees to the Fund. For the period January 1, 2005 through October 24, 2005 and fiscal 2004, KPMG's fees for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,250 and $7,250 respectively.

All Other Fees. Tait, Weller did not bill the Fund for any products or services in 2005. For the period
January 1, 2005 through October 24, 2005 and fiscal 2004, KPMG did not bill the Fund for any products or services other than those noted above.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. and its subsidiaries ("Price Group") in 2005. KPMG did not bill Price Group for any non-audit services in fiscal 2005. KPMG's fees for non-audit services billed to Price Group in 2004 totaled $418,600. The Audit and Nominating Committee considered and determined that the performance by KPMG of non-audit services for Price Group in 2004 was compatible with maintaining that firm's independence in connection with serving as the Fund's independent public accountants.

On October 20, 2005, the Board of Directors, upon the recommendation of the Audit and Nominating Committee, voted to replace KPMG as the Fund's independent registered public accountants with Tait, Weller effective as of the tendering of KPMG's resignation letter. KPMG resigned as the Fund's independent registered public accountants as of October 25, 2005. The reports issued by KPMG on the Fund's financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's two most recent fiscal years and through the date hereof, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their report of the Fund's financial statements for such years; and there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K. On October 25, 2005, the Fund engaged Tait, Weller to serve as the Company's independent registered public accountants for the year ended December 31, 2005. During the years ended December 31, 2004 and December 31, 2003, the Fund did not consult with Tait, Weller with respect of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

For the fiscal year ended December 31, 2005, the principal accountant's audit report on the Fund's financial statements contained no adverse opinion or disclaimer of opinion; nor was its report qualified or modified as to uncertainty, audit scope, or accounting principles.

Report of the Audit and Nominating Committee of the Board of Directors

The Fund's Audit and Nominating Committee has met and held discussions separately, and jointly with each of management and the Fund's independent public accountants. In addition, the Audit and Nominating Committee has reviewed and discussed the Fund's audited financial statements for fiscal 2005 with management and the independent public accountants. The Audit and Nominating Committee discussed with the Fund's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Fund's independent public accountants also provided the Audit and Nominating Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Nominating Committee discussed with the independent public accountants that firm's independence. Based on the review and discussions described in this Report, the Audit and Nominating Committee recommended that the Board of Directors include the audited financial statements in the Fund's 2005 annual report to stockholders required by Section 30(e) of the 1940 Act and Rule 30e-1 thereunder for filing with the SEC.

Joseph L. Bower	Ernest E. Monrad	Marguerite Piret	Bernard J. Korman

Remuneration of Directors and Officers

During the fiscal year ended 2005, the Directors' compensation was based on a fee of $27,000 and a fee of $2,000 per Directors' meeting (generally excluding brief telephonic meetings). Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2005 was $117,300, and he currently receives an annual retainer of $110,000 plus an allowance of $7,400 for health insurance for his services to the Fund as President. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's non-interested Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2005 aggregate remuneration of $210,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2005. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

Name of Director or Officer	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Robert F. Birch	$152,300	(1)	none	none	$152,300	(1)
Joseph L. Bower	$35,000		none	none	$35,000
Richard E. Floor	$35,000		none	none	$35,000
Bernard J. Korman	$35,000		none	none	$35,000
Ernest E. Monrad	$35,000	(2)	none	none	$35,000	(2)
Marguerite Piret	$35,000		none	none	$35,000
Ellen E. Terry	$179,795		none	none	$179,795

  (1)  Of this amount, $117,300 was compensation for service as President and $35,000 was compensation for service as a Director.

  (2)  Includes compensation received for services as Director Emeritus.

OTHER MATTERS

The Directors do not intend to present any other business at the Annual Meeting nor are they aware of any stockholder's intention to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

Stockholder proposals intended to be included in the proxy statement and form of proxy to be presented at the Fund's next annual meeting of stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, Massachusetts 02109, no later than October 28, 2006. Such proposals must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. Proxies solicited by the Board of Directors for the Fund's 2007 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals received not later than the close of business on January 26, 2007, subject to the SEC rules governing the exercise of this authority. Such proposals must be received in writing by the Secretary of the Fund at the Fund's principal offices. Notice of a stockholder proposal for the 2006 Annual Meeting received after January 26, 2007, will be considered untimely.

Boston, Massachusetts
February 28, 2006

(This page has been left blank intentionally.)

THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street, Boston, Massachusetts 02109
Annual Meeting of Stockholders
April 27, 2006
Proxy Solicited on Behalf of The Board of Directors

The undersigned holder(s) of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 27, 2006 at 10:30 a.m. local time, and at any and all adjournments and postponements thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund held of record by the undersigned on Wednesday, February 15, 2006, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED? PLEASE PROVIDE NEW ADDRESS BELOW:	DO YOU HAVE ANY COMMENTS?

THE NEW AMERICA HIGH INCOME FUND, INC.

PLEASE MARK BOXES IN BLUE OR BLACK INK AS IN THIS EXAMPLE ☒

1.	A.	Authority to vote for the election as Directors of all the Auction Term Preferred Stock nominees listed below. Joseph L. Bower and Bernard J. Korman	☐ GRANTING	☐ WITHHOLDING

	B.	Authority to vote for the election as Directors of all the nominees listed below. Robert F. Birch, Richard E. Floor, Ernest E. Monrad and Marguerite Piret	☐ GRANTING	☐ WITHHOLDING

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please be sure to sign and date this Proxy.

Date

Stockholder sign here

Co-owner sign here

Mark box at right if an address change or comment has been noted on the reverse side of the card. ☐

SHARES ON RECORD DATE:

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW AMERICA HIGH INCOME FUND, INC.

April 27, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election as Directors of all the nominees below.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

NOMINEES:
☐	FOR ALL NOMINEES	Robert F. Birch
Richard E. Floor
Ernest E. Monrad
☐	WITHHOLD AUTHORITY	Marguerite Piret
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

SHARES ON RECORD DATE: ____________________

INSTRUCTION:	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE:		TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW AMERICA HIGH INCOME FUND, INC.

April 27, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election as Directors of all the nominees below.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

NOMINEES:
☐	FOR ALL NOMINEES	Robert F. Birch
Richard E. Floor
Ernest E. Monrad
☐	WITHHOLD AUTHORITY	Marguerite Piret
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

SHARES ON RECORD DATE: ____________________

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
INSTRUCTION:	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE:
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

THE NEW AMERICA HIGH INCOME FUND, INC.

33 Broad Street, Boston, Massachusetts 02109

Annual Meeting of Stockholders

April 27, 2006

Proxy Solicited on Behalf of the Board of Directors

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 27, 2006 at 10:30 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on Wednesday, February 15, 2006, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE.

(Continued and to be signed on the reverse side.)

COMMENTS:

14475